THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1998


                Managed Assets Trust
                High Yield Bond Trust
                Capital Appreciation Fund
                Money Market Portfolio

                The Travelers Series Trust:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TravelersLife&Annuity
  A Member of citigroup LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Fund") and the Travelers Series Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; ("Portfolio") for the year ended December 31, 1998.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio since its inception date can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Managed Assets Trust..................................       3             9
High Yield Bond Trust.................................       4            17
Capital Appreciation Fund.............................       5            23
Money Market Portfolio................................       5            25
U.S. Government Securities Portfolio..................      38            43
Social Awareness Stock Portfolio......................      39            44
Utilities Portfolio...................................      39            47

ECONOMIC REVIEW AND OUTLOOK

The year 1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock-Index ("S&P 500") returned 28.72% for the year. The S&P 400 MidCap Index had a gain of roughly 5% while the Russell 2000 Index had a negative return of 2.6% for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

The year was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

FIXED INCOME MARKET COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the year, the spreads between different kinds of bonds and U.S. Treasuries widened at record speed as investors gravitated to their safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Federal Reserve Board ("Fed") then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1%-2% level in 1998 after 3 years of 3%-plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and
                                        1

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans has not yet rebounded with the stock market and consumer sentiment. Year 2000 ("Y2K") spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1%-2% real GDP growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20%-plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales and housing starts. Unless they were all caused by unseasonably warm weather, these factors cause us to push any forecast of a consumer slowdown further out into the future which should delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia do. A decline in the stock market could rattle the consumer, although the stock market's continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields -- narrowing when yields rise and widening when yields fall.

EQUITY MARKET COMMENTARY

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 Index of smaller companies fared even worse with a decline of 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the then all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Fed followed suit with a 0.25% rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

In the large-capitalization stock universe, high-quality growth stocks performed better than value stocks in the third quarter of 1998. The utilities sector produced the only positive performance in the third quarter while the financial services and energy sectors at the other end of the spectrum fell by over 20%. Large-cap technology and health care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached new all-time highs.

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis and global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

In the large-cap universe, all sectors except energy (which declined by 3%), registered strong gains in the fourth quarter. The market rally was led by the technology and health care sectors which rose by over 30%. The financial services, transportation and producer durables sectors also performed well.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price/earnings ("P/E") multiple. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.72% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large-company growth stocks of 42.2% was well ahead of the 14.7% advance of large-company value stocks and almost out of sight

With earnings growth slowing down, the market P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit an excessive downside.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the year ended December 31, 1998, the Trust had a total return of 21.44% versus 28.72% for the 60% of the S&P 500 and 9.47% for the 40% of the Lehman Government/Corporate Index benchmark. Returns were hurt by being slightly overweighted in stocks, the underperformance of the convertible bond market and the underperformance of its corporate bonds. In their disciplined approach to stock selection, the portfolio managers screen their research universe of over 1,000 securities for companies that offer improving fundamentals and relative earnings gains at discounted stock valuations.

During the third quarter of 1998, stock selection in the consumer discretionary, financial services and producer durables sectors had an adverse impact on relative portfolio performance. Media stocks such as New York Times, Meredith Corp. and Clear Channel Communications and their holdings in the retail sector such as Jones Apparel and General Nutrition sold off sharply on concerns of future earnings weakness resulting from a possible recession. The prospect of a slower economy also hurt producer durable stocks like United Technologies and Deere Corp. where the managers had a modest overweight

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

position. Trading and lending losses during the third quarter devastated the financial services sector. The managers' overweight positions in BankBoston, Equitable Companies, Morgan Stanley Dean Witter and Merrill Lynch also hurt the Trust's performance.

Their stock selection in the technology and energy sectors contributed positively to portfolio performance in the third quarter. Their positions in higher growth technology stocks such as Cisco Systems, EMC Corp. and Symbol Technologies performed well in the third quarter. Being underweight in several poorly performing stocks such as Computer Associates, Parametric Technologies and 3Com Corp. also helped the Trust. In the energy sector, the managers gained from underweight positions in stocks such as Royal Dutch and Occidental Petroleum.

During the fourth quarter of 1998, stock selection was favorable in most sectors. The biggest contributions to relative portfolio performance came from the technology, health care, consumer discretionary, producer durables and utilities sectors. In the technology sector, a number of the managers overweight position in stable growth companies with rising earnings estimates such as Cisco Systems, Symbol Technologies, EMC Corp., Dell Computers and Lucent Technologies performed well. The biggest gain in the Trust's portfolio, however, came from America Online which rose by 70% in December alone on the heels of a frenzied pursuit of Internet stocks and its inclusion into the S&P 500 index on the last day of the year. Guidant Corp, a leading manufacturer of cardiological equipment, and Amgen, the world's largest biotechnology company, were top stock picks in the health care sector. Both stocks rose by almost 50% in the fourth quarter of 1998 on strong revenue growth and positive earnings surprises.

A strong recovery in retail and media stocks from their lows in the third quarter helped performance in the consumer discretionary sector. The Trust's retail holdings in Dayton Hudson, Staples Inc. and CVS Corp. performed well and media stocks such as The New York Times and Clear Channel Communications recovered from near-recession levels as investors felt reassured about economic prospects after the Fed action to cut interest rates.

The managers good performance in the producer durables sector was achieved from a combination of picking the winners in the sector and avoiding the losers. Their emphasis on Tyco International, a world leader in security systems, paid off while the managers avoided some of the bigger losers within the sector such as Minnesota Mining and Lockheed Martin.

In the utilities sector, the managers have been emphasizing long-distance and cellular telephone companies such as Airtouch Communications, Sprint PCS and MCI Worldcom at the expense of the regional telephone companies and the electric utilities group. They were rewarded in these positions as investors paid a premium for the higher growth prospects of these companies within a relatively low growth sector. A small sample of their current holdings is presented here to illustrate their investment approach. In the technology sector, they focus on higher growth industries like networking and software through their positions in Symbol Technologies, EMC Corp., Cisco and Oracle which are still trading at reasonable valuations. Their emphasis on Amgen Corp. and Guidant Corp., leaders in the biotechnology and medical devices industries respectively, illustrates how they seek growth at a reasonable price.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically high-risk securities. For the year ended December 31, 1998, the High Yield Bond Trust had a total return of 6.56%. In comparison, the Lehman Aggregate Bond Index posted a total return of 8.69% for the same period.

The high yield bond market generated relatively weak results during the third quarter of 1998, underperforming all of the other domestic bond market sectors. By the end of September, the Fed began taking aggressive actions to restore investor confidence in the financial markets. The Fed concluded that the financial markets were beginning to freeze up and overall liquidity in the bond market was disappearing. Many companies were finding it increasingly more difficult to borrow money through bond markets. Moreover, there was a more pronounced reluctance on the part of many investors to invest in new bonds, especially from companies that issue high yield bonds. Fears that an economic recession was becoming more likely given the turmoil in emerging market economies such as Korea, Russia and Indonesia were also key market factors.

Moreover, investors became concerned that a worldwide credit crunch in the financial markets might throw the U.S. economy into a meaningful recession. By acting decisively and lowering short-term interest rates three times, the Fed was able to

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

stabilize the domestic financial markets and restore investor confidence. In the fourth quarter of 1998, as investors slowly became more comfortable with the economic outlook and the Fed's resolve to keep the economy out of a recession, the high yield bond market stabilized and outperformed other bond sectors. Yet because of a lingering uncertainty over the economy, the high yield bond market trades at undervalued levels. As more investors become convinced that the U.S. economy is still fundamentally sound, the high yield bond market should continue to stabilize and prices should improve.

The portfolio manager viewed the recent correction in the high yield bond market as a buying opportunity and carefully redeployed excess cash reserves into the market during this time. However, given the continued problems in Asia, he remained underweighted in basic commodity industries such as steel, forest products, energy and petrochemicals, industries that have been negatively affected by worldwide deflationary trends in recent months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase).

The portfolio manager believes that the Trust is appropriately positioned for current economic conditions, a period characterized by slower growth and somewhat weaker corporate profits. It should be noted that he still does not anticipate a domestic economic recession for 1999. Moreover, the manager plans to stick with the Trust's relatively sound credit quality orientation given the higher volatility in the financial markets.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small- to large-companies that are expected to experience wide fluctuations in price in both rising and declining markets. For the year ended December 31, 1998, the Capital Appreciation Fund posted a total return of 61.63%. In comparison, the Russell 2000 Index returned a negative 2.55% for the same period.

Looking back over the past twelve months, 1998 will surely go down as one of the market's most volatile years this decade. Continued uncertainty in Asia, instability in other emerging markets and a clear slowdown in global economic growth set the stage for a tumultuous and, at times, unforgiving marketplace. Remarkably, when all was said and done, the S&P 500 Index posted an historic fourth straight year of 20%-plus returns. However, only a select handful of companies performed exceptionally well, which masked a segmented market where many stocks actually produced negative results.

Turning to the Fund, it well outperformed its benchmark, the S&P 500 Index. Gains were driven by its holdings in the technology, cable, and life sciences industries. In particular, America Online and Cisco Systems rose sharply to post strong gains for the year. These companies continued to capitalize on their leading market positions while also leveraging their foothold in the growing Internet landscape.

Turning to the telecommunications industry, the portfolio managers benefited from very strong performance by Nokia, a company that is rapidly becoming the dominant global provider of telecommunications equipment. Additionally, Denver-based telecommunications company Qwest Communications saw its stock price more than double during fourth quarter. The company recently signed a lucrative joint venture contract with Microsoft.

In the pharmaceutical sector, Eli Lilly moved higher, due in part to positive news on the cancer-fighting properties of its osteoporosis drug Evista. While the vast majority of the Fund posted strong results, its position in Dell Computer did lag the rest of the technology sector. While Dell continues to generate impressive results, its expensive price tag put off some investors. Nonetheless, the managers remain very upbeat on the position.

Looking ahead, the managers remain positive on the longer-term prospects for growth stocks, especially in a low interest rate environment. They continue to focus on companies that can grow their earnings in any kind of economic conditions.

MONEY MARKET PORTFOLIO

Money Market Portfolio (formerly known as Cash Income Trust) ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

For the year ended December 31, 1998, the Portfolio generated an effective yield of 5.08% and as of December 31, 1998, had an average maturity of 27 days. The Portfolio continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided the Portfolio with safety, liquidity and stability.

However, you should be aware that your investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 13, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Year Ended 12/31/98                   21.44%
    Five Years Ended 12/31/98             15.81%
    Ten Years Ended 12/31/98              14.27%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    4/8/83* through 12/31/98             416.87%

    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1988, assuming reinvestment of dividends, through December 31, 1998. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                           Lehman                       Standard
                        Managed    Government/Corporation   Consumer    & Poor's
                        Assets              Bond              Price        500
                         Trust             Index              Index       Index
Dec-88                   10000             10000              10000       10000
Dec-89                   12712             11423              10465       13163
Dec-90                   13026             12370              11103       12755
Dec-91                   15854             14365              11443       16633
Dec-92                   16668             15454              11775       17899
Dec-93                   18224             17159              12099       19698
Dec-94                   17815             16556              12423       19957
Dec-95                   22646             19742              12738       24333
Dec-96                   25766             20314              13160       29917
Dec-97                   31257             22296              13383       39897
Dec-98                   37960             24408              13598       51362

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                   6.56%
    Five Years Ended 12/31/98            10.44%
    Ten Years Ended 12/31/98              9.44%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    3/19/82* through 12/31/98           407.17%

    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1988, assuming reinvestment of dividends, through December 31, 1998. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                             First
                                                            Boston
                         High       Lehman                   High
                         Yield     Aggregate   Consumer      Yield
                         Bond        Bond        Price       Index
                         Trust       Index       Index     Top Tier
Dec-88                   10000       10000       10000       10000
Dec-89                   10140       11454       10465       11319
Dec-90                    9215       12480       11103       11424
Dec-91                   11620       14477       11443       14038
Dec-92                   13149       15548       11775       15264
Dec-93                   14991       17064       12099       17648
Dec-94                   14802       16566       12423       17614
Dec-95                   17092       19626       12738       20905
Dec-96                   19835       20339       13160       23146
Dec-97                   23120       22301       13383       25923
Dec-98                   24636       24239       13598       26144

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                    61.63%
    Five Years Ended 12/31/98              27.67%
    Ten Years Ended 12/31/98               21.01%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    3/19/82* through 12/31/98           1,637.61%
             *Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1988, assuming reinvestment of dividends, through December 31, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/88                                          10000                  10000                  10000                  10000
12/89                                          11571                  13163                  11627                  10465
12/90                                          10849                  12755                   9362                  11103
12/91                                          14664                  16633                  13673                  11443
12/92                                          17245                  17899                  16189                  11775
12/93                                          19848                  19698                  19245                  12099
12/94                                          18903                  19957                   7986                  12423
12/95                                          25777                  24333                  10258                  12738
12/96                                          33047                  29917                  11951                  13160
12/97                                          41687                  39923                  14624                  13383
12/98                                          67378                  51396                  14252                  13524

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 71.3%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 9.7%
         6,904           Clorox Co. .................................................    $    806,474
         5,492           Colgate-Palmolive Co. ......................................         510,070
        14,700           Comcast Corp., Class A Shares...............................         863,166
         9,500           Costco Cos., Inc. (a).......................................         687,266
        19,027           CVS Corp. ..................................................       1,046,485
         5,816           Eastman Kodak Co. ..........................................         418,752
        15,594           Fruit of the Loom Inc., Class A Shares (a)..................         215,392
         9,611           Gannett Co. ................................................         636,128
        11,475           Gap Inc. ...................................................         645,469
        12,946           Gillette Corp. .............................................         625,454
        34,130           Home Depot, Inc. ...........................................       2,088,329
         4,610           J.C. Penney Co. ............................................         216,094
        26,284           K-Mart Corp. (a)............................................         402,474
         9,364           Kimberly-Clark Corp. .......................................         510,338
        10,984           Kroger Co. (a)..............................................         664,532
         4,217           May Department Stores Co. ..................................         254,601
         9,121           Maytag Corp. ...............................................         567,782
        12,161           McDonald's Corp. ...........................................         931,837
        16,477           MediaOne Group, Inc. (a)....................................         774,419
        12,261           New York Times Co., Class A Shares..........................         425,303
        11,377           Nordstrom Inc. .............................................         394,640
        26,342           Procter & Gamble Co. .......................................       2,405,354
        12,300           Rite Aid Corp. .............................................         609,619
        15,862           Safeway Inc. (a)............................................         966,591
        16,084           Staples Inc. (a)............................................         702,670
         8,631           Tele-Communications, Inc. (a)...............................         477,672
        19,222           Time Warner, Inc. ..........................................       1,192,965
         7,258           Times Mirror Co., Class A Shares............................         406,448
        22,165           TJX Cos., Inc. .............................................         642,785
        12,513           Unilever NV.................................................       1,037,797
         5,885           Viacom Inc. Non-Voting, Class B Shares (a)..................         435,490
        39,230           Wal-Mart Corp. .............................................       3,194,793
        27,295           Walt Disney Co. ............................................         818,850
-----------------------------------------------------------------------------------------------------
                                                                                           26,576,039
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.6%
        13,927           Adolph Coors Co., Class B Shares............................         786,440
         8,827           Anheuser-Busch Cos., Inc. ..................................         579,272
         8,700           Campbell Soup Co. ..........................................         478,500
        45,905           Coca-Cola Co. ..............................................       3,069,897
        13,869           H.J. Heinz Co. .............................................         785,332
        12,946           Interstate Bakeries Corp. ..................................         342,260
         7,160           Kellogg Co. ................................................         244,335
         4,315           Loews Corp. ................................................         423,949
        36,280           Pepsico Inc. ...............................................       1,485,213
        56,215           Philip Morris Cos., Inc. ...................................       3,007,503
        34,326           Sara Lee Corp. .............................................         967,564

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

               11,279    Suiza Foods Corp. (a).                                          $    574,524
           363           Vlasic Foods International Inc. (a).........................           8,644
-----------------------------------------------------------------------------------------------------
                                                                                           12,753,433
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
         4,610           Halliburton Resources, Inc. ................................         136,571
         8,238           Schlumberger Ltd. ..........................................         379,978
-----------------------------------------------------------------------------------------------------
                                                                                              516,549
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.6%
        24,254           Allstate Corp. .............................................         936,811
         6,081           Ambac Financial Group, Inc. ................................         366,000
        12,783           American Express Co. .......................................       1,307,062
        24,751           American International Group, Inc. .........................       2,391,565
        15,530           Associates First Capital Corp. .............................         658,084
        12,421           Bank One Corp. .............................................         634,247
        38,676           BankAmerica Corp. ..........................................       2,325,395
        14,319           BankBoston Corp. ...........................................         557,546
         3,236           Capital One Financial Co. ..................................         372,140
        20,568           Chase Manhattan Corp. ......................................       1,399,910
         7,797           Comerica, Inc. .............................................         531,658
         8,434           Countrywide Credit Industries, Inc. ........................         423,281
        24,152           Fannie Mae..................................................       1,787,248
        12,750           Federal Home Loan Mortgage Co. .............................         821,578
         7,700           Fifth Third Bancorp.........................................         549,347
         5,492           First Union Corp. of North Carolina.........................         333,982
        18,046           Fleet Financial Group, Inc. ................................         806,431
         5,198           Golden West Financial Corp. ................................         476,592
        10,004           Hartford Financial Services Group, Inc. ....................         548,970
        20,200           Household International, Inc. ..............................         800,425
         4,413           J.P. Morgan & Co. ..........................................         463,641
        16,281           Lehman Brothers Holdings, Inc. .............................         717,382
           648           M&T Bank Corp. .............................................         336,272
        17,975           Merrill Lynch & Co., Inc. ..................................       1,199,831
        20,841           Morgan Stanley, Dean Witter & Co. ..........................       1,479,711
        11,500           National City Corp. ........................................         833,750
         5,394           PNC Bank Corp. .............................................         291,950
         9,906           Republic New York Corp. ....................................         451,342
         7,748           State Street Corp. .........................................         538,970
        13,338           Summit Bancorp..............................................         582,704
         9,513           SunAmerica Inc. ............................................         771,742
        11,311           SunTrust Banks, Inc. .......................................         865,292
         4,400           TransAmerica Corp. .........................................         508,200
        11,146           Washington Mutual Inc. .....................................         425,638
        43,600           Wells Fargo & Co. ..........................................       1,741,275
-----------------------------------------------------------------------------------------------------
                                                                                           29,235,972
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST


HEALTH CARE -- 9.0%
        28,246           Abbott Laboratories.........................................    $  1,384,054
        29,913           American Home Products Corp. ...............................       1,684,476
         9,410           Amgen Inc. (a)..............................................         983,345
        11,000           Baxter International Inc. ..................................         707,438
        17,948           Bristol-Myers Squibb Co. ...................................       2,401,667
            21           Crescendo Pharmaceutical Corp. (a)..........................             288
        20,204           Eli Lilly & Co. ............................................       1,795,631
         8,002           Guidant Corp. (a)...........................................         882,221
        22,557           HBO & Co. ..................................................         647,104
        30,011           Healthsouth Corp. (a).......................................         463,295
        27,211           Johnson & Johnson...........................................       2,282,323
        14,233           Medtronic Inc. .............................................       1,056,800
        21,969           Merck & Co. ................................................       3,244,547
        24,299           Pfizer Inc. ................................................       3,048,006
         9,121           Pharmacia & Upjohn, Inc. ...................................         516,477
        27,068           Schering-Plough Corp. ......................................       1,495,507
        20,007           Warner-Lambert Co. .........................................       1,504,276
         5,688           Watson Pharmaceuticals, Inc. (a)............................         357,633
         4,400           Wellpoint Heath Networks, Inc. (a)..........................         382,800
-----------------------------------------------------------------------------------------------------
                                                                                           24,837,888
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
         9,709           Everest Reinsurance Holdings, Inc. .........................         378,044
         9,268           Marsh & McLennan Cos., Inc. ................................         541,599
         3,580           Transatlantic Holdings, Inc. ...............................         270,514
-----------------------------------------------------------------------------------------------------
                                                                                            1,190,157
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.8%
        10,535           Aluminum Co. of America.....................................         785,516
        27,167           Bethlehem Steel Corp. (a)...................................         227,524
        15,496           Crompton & Knowles Corp. ...................................         320,574
        19,027           Dayton-Hudson Corp. ........................................       1,032,215
        18,438           E.I. du Pont de Nemours & Co. ..............................         978,366
         4,511           Georgia-Pacific Corp. (Timber Group)........................         107,418
         8,042           Georgia-Pacific Group.......................................         470,960
         5,002           International Paper Co. ....................................         224,152
        10,788           Lyondell Chemical Co. ......................................         194,184
        22,165           Masco Corp. ................................................         637,244
         5,492           Mercury General Corp. ......................................         240,618
         9,906           Mead Corp. .................................................         290,370
         9,808           Monsanto Co. ...............................................         465,880
        11,300           Praxair Inc. ...............................................         398,325
           802           Raytheon Co., Class A Shares................................          41,453
         6,963           Raytheon Co., Class B Shares................................         370,780
         9,513           Sealed Air Corp. (a)........................................         485,758
         3,335           Weyerhauser Co. ............................................         169,460
        10,298           Willamette Industries, Inc. ................................         344,983
-----------------------------------------------------------------------------------------------------
                                                                                            7,785,780
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST


OIL -- 3.9%
        17,556           Amoco Corp. ................................................    $  1,059,944
        10,690           Atlantic Richfield Co. .....................................         697,523
         9,709           Burlington Resources Inc. ..................................         347,704
        10,984           Chevron Corp. ..............................................         910,986
         5,394           Enron Corp. ................................................         307,795
        45,017           Exxon Corp. ................................................       3,291,868
        15,442           Mobil Corp. ................................................       1,345,384
        28,834           Royal Dutch Petroleum Co. ADR...............................       1,380,428
        15,300           Texaco Inc. ................................................         808,988
        18,634           Unocal Corp. ...............................................         543,880
-----------------------------------------------------------------------------------------------------
                                                                                           10,694,500
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.7%
        16,643           Boeing Co. .................................................         542,978
         6,767           Caterpillar Inc. ...........................................         311,282
        23,048           CBS Corp. ..................................................         754,822
         9,709           Cordant Technologies Inc. ..................................         364,088
        16,603           Crane Co. ..................................................         501,203
        10,396           Deere & Co. ................................................         344,368
         4,119           Dow Chemical Co. ...........................................         374,572
        17,359           EG&G Inc. ..................................................         482,797
         7,454           Emerson Electric Co. .......................................         466,341
        13,927           Entergy Corp. ..............................................         433,478
         8,925           General Dynamics Corp. .....................................         523,228
        65,834           General Electric Co. .......................................       6,748,333
         5,786           Honeywell Inc. .............................................         435,758
        12,259           Ingersoll-Rand Co. .........................................         575,407
        11,965           Kaufman & Broad Home Corp. .................................         343,994
         4,904           Pitney Bowes Inc. ..........................................         323,971
        13,731           Pulte Corp. ................................................         381,893
        11,279           20th Century Industries.....................................         261,532
         9,611           United Technologies Corp. ..................................       1,045,196
        10,396           Waste Management Inc. ......................................         484,714
-----------------------------------------------------------------------------------------------------
                                                                                           15,699,955
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.0%
        11,963           Applied Materials Inc. (a)..................................         511,044
         7,109           Ceridian Corp. (a)..........................................         496,297
        36,082           Cisco Systems Inc. (a)......................................       3,349,988
        31,882           Compaq Computer Corp. ......................................       1,337,051
         8,844           Computer Sciences Corp. ....................................         569,885
         6,767           Compuware Corp. (a).........................................         528,460
        30,242           Dell Computer Corp. (a).....................................       2,214,281
        20,988           Edison International........................................         585,041
        14,279           EMC Corp. (a)...............................................       1,213,715
         2,942           Gateway 2000 Inc. (a).......................................         150,594
        16,000           Hewlett Packard Co. ........................................       1,093,000
        38,063           Intel Corp. ................................................       4,511,655

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

               20,694    International Business Machines Corp. .                         $  3,823,217
        28,970           Lucent Technologies Inc. ...................................       3,186,700
        12,554           Meredith Corp. .............................................         475,483
        51,367           Microsoft Corp. (a).........................................       7,115,935
        10,690           Motorola Inc. ..............................................         652,758
        23,877           Oracle Corp. (a)............................................       1,030,442
        16,200           PP&L Resources, Inc. .......................................         451,575
         4,200           Sun Microsystems Inc. (a)...................................         359,363
         6,534           Symbol Technologies, Inc. ..................................         417,768
        23,244           Sysco Corp. ................................................         637,757
         3,629           Tellabs Inc. (a)............................................         248,813
         7,667           Texas Instruments Inc. .....................................         656,008
        15,398           3Com Corp. (a)..............................................         690,504
        19,223           Tyco International Ltd. ....................................       1,450,136
         5,688           Xerox Corp. ................................................         671,184
-----------------------------------------------------------------------------------------------------
                                                                                           38,428,654
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.7%
         3,374           AMR Corp. (a)...............................................         200,331
         8,827           CSX Corp. ..................................................         366,321
         3,240           DaimlerChrysler AG (a)......................................         311,243
        29,717           Ford Motor Co. .............................................       1,744,016
         8,842           General Motors Corp. .......................................         632,756
         8,800           Lear Corp. (a)..............................................         338,800
        17,323           Navistar International Corp. (a)............................         493,706
         9,200           TRW Inc. ...................................................         516,925
         3,629           Union Pacific Corp. ........................................         163,532
-----------------------------------------------------------------------------------------------------
                                                                                            4,767,630
-----------------------------------------------------------------------------------------------------
UTILITIES -- 8.7%
        14,300           AES Corp. (a)...............................................         677,463
        19,713           Airtouch Communications Inc. (a)............................       1,421,800
        11,769           Alltell Corp. ..............................................         703,933
         6,034           America Online Inc. ........................................         873,422
        19,223           Ameritech Corp. ............................................       1,218,258
        33,982           AT&T Corp. .................................................       2,557,146
        30,414           Bell Atlantic Corp. ........................................       1,727,895
        34,718           Bellsouth Corp. ............................................       1,731,560
        22,263           Central & South West Corp. .................................         610,841
        15,142           Clear Channel Communications Inc. (a).......................         825,239
         6,473           Columbia Energy Group.......................................         373,816
         8,925           FPL Group Inc. .............................................         550,003
        14,373           GTE Corp. ..................................................         969,279
         4,511           Houston Industries, Inc. ...................................         144,916
        44,435           MCI WorldCom, Inc. (a)......................................       3,189,600
        22,700           Nextel Communications, Inc. (a).............................         536,997
        33,497           SBC Communications, Inc. ...................................       1,796,277
         7,944           Sonat Inc. .................................................         214,985

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

               11,573    Southern Co. .                                                  $    336,320
         8,453           Sprint Corp. ...............................................         711,109
        31,276           Sprint Corp. PCS Group (a)..................................         723,258
        16,281           Texas Utilities Co. ........................................         760,119
         8,223           U.S. West Communications Group..............................         531,411
        22,754           Williams Cos., Inc. ........................................         709,640
-----------------------------------------------------------------------------------------------------
                                                                                           23,895,287
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $126,236,101)...................     196,381,844
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.9%
         6,000           Equity Office Properties Trust, 5.250%......................         251,250
         8,000           Equity Residential Properties, 2.150%.......................         212,000
        18,564           Equity Residential Properties, 7.250%.......................         399,126
         2,000           Finova Finance, 5.500%......................................         148,625
        12,000           General Growth Properties, 7.250%...........................         309,000
         8,000           National Australia Bank, 7.875%.............................         223,000
         3,720           New Plan Excel Realty Insurance, 8.500%.....................         105,904
         6,000           Newell Financial Trust, 5.250%..............................         316,500
         4,000           Reckson Associates Realty Services, 7.625%..................          84,500
         5,000           Tosco Financial Trust, 5.750%...............................         238,125
         2,245           Union Pacific Capital Trust, 6.250%.........................         102,989
-----------------------------------------------------------------------------------------------------
                                                                                            2,391,019
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.8%
         4,000           Amcor Ltd, 7.250%...........................................         179,500
        10,000           Calenergy Capital II, 6.250% (b)............................         410,000
         2,230           El Paso Energy Capital, 4.750%..............................         106,761
        12,000           International Paper Co., 5.250%.............................         589,500
        10,990           News Corp. Ltd., 5.000%.....................................         964,373
-----------------------------------------------------------------------------------------------------
                                                                                            2,250,134
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,731,504)......       4,641,153
-----------------------------------------------------------------------------------------------------

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 10.8%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 3.8%
     $5,000,000         Baa2*         Nationwide Health Properties, Inc., Notes, 6.900% due
                                      10/1/37.....................................................       5,343,750
      2,500,000         Baa1*         Simon Debartolo, Company Guaranteed, 6.750% due 7/15/04.....       2,478,125
      2,500,000         Baa2*         Spieker Properties Inc., Notes, 8.000% due 7/19/05..........       2,609,375
------------------------------------------------------------------------------------------------------------------
                                                                                                        10,431,250
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST


------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 3.6%
     $2,000,000         A             Cox Communications Inc., Notes, 6.875% due 6/15/05..........    $  2,130,000
      2,500,000         Baa*          ProLogis Trust, Sr. Notes, 7.050% due 7/15/06...............       2,515,625
      5,000,000         A             Xerox Corp., Notes, 6.250% due 11/15/26.....................       5,287,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         9,933,125
------------------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.9%
      5,000,000         AAA           Bellsouth Capital Funding, Debentures, 6.040% due
                                      11/15/26....................................................       5,175,000
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
      3,000,000         Baa2*         CSX Corp., Debentures, 6.950% due 5/1/27....................       3,198,750
        836,617         NR            Willmington Trust, 9.250% due 1/2/07........................         838,659
------------------------------------------------------------------------------------------------------------------
                                                                                                         4,037,409
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS (Cost -- 27,520,460)..................      29,576,784
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.7%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.4%
                                      Bell Atlantic Corp., Bonds:
        297,000         A+            5.750% due 4/1/03...........................................         310,552
        300,000         A1*           4.250% due 9/15/05..........................................         311,625
        400,000         BBB-          Elan International Finance Ltd., Company Guaranteed, zero
                                      coupon due 12/12/18.........................................         226,500
        300,000         Baa*          Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03.....         237,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,085,677
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.1%
        380,000         BBB-          Alza Corp., Sub. Notes, zero coupon due 7/14/14.............         260,300
        146,000         BBB-          Athena Neurosciences Inc., Notes, 4.750% 11/15/04...........         172,828
        321,000         A-            Diamond Offshore Drilling Inc., Sub. Notes, 3.750% due
                                      2/15/07.....................................................         289,301
        300,000         NR            Genzyme Corp., Sub. Notes, 5.250% due 6/1/05................         396,375
        300,000         Aa2*          GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         333,000
        300,000         BBB-          Inco Ltd., Debentures, 7.750% due 3/15/16...................         267,000
        300,000         AA-           Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                      (b).........................................................         302,250
        600,000         BBB           Ingram Micro Inc., Debenture, zero coupon due 6/9/18........         208,500
        300,000         BB+           Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         264,375
        200,000         NR            Interpublic Group of Cos., Inc., Sub. Notes, 1.800% due
                                      9/16/04.....................................................         222,250
        570,000         A-            Koninklijke Ahold, Sub. Notes, 3.000% 9/30/03...............         361,893
        431,000         BBB-          Lennar Corp., Debenture, zero coupon due 7/29/18............         191,795
      1,000,000         B2*           Marriott International Inc., Debenture, zero coupon due
                                      3/25/11.....................................................         651,250
        200,000         A-            Omnicon Group Inc., Sub. Debenture, 2.250% due 1/6/13.......         269,500
        200,000         BBB-          Rite Aid Corp., Sub. Notes, 5.250% due 9/15/02..............         291,250
        500,000         BBB           Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         483,750
        238,000         BBB-          STMicroelectronics NV, Sub. Notes, zero coupon due
                                      6/10/08.....................................................         215,390
        200,000         Aa1*          Taiwan Semiconductor Manufacturing Co., Unsubordinated
                                      Notes,
                                      zero coupon due 7/3/02 (b)..................................         230,750
        200,000         A+            Telefonica Europa, Company Guaranteed, 2.000% due 7/15/02...         297,000
        100,000         A-            Thermo Electron Corp., Sub. Debenture, 4.250% due 1/1/03....          90,125
        100,000         A-            Thermo Instruments Inc., Company Guaranteed, 4.000% due
                                      1/15/05.....................................................          82,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         5,880,882
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              MANAGED ASSETS TRUST

------------------------------------------------------------------------------------------------------------------
UTILITY -- ELECTRIC -- 0.2%
     $  600,000         A-            Potomac Electric Power, 5.000% due 9/1/02...................    $    582,000
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $6,933,124)......       7,548,559
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT                                                   SECURITY                                 VALUE
U.S. GOVERNMENT SECTOR -- 12.7%
      1,500,000                       U.S. Treasury Notes, 6.125% due 8/15/07.....................       1,642,110
      3,100,000                       U.S. Treasury Bond, 7.125% due 2/15/23......................       3,816,007
     28,000,000                       U.S. Treasury Strips, zero coupon due 5/15/11...............      14,754,880
      3,156,072                       FHLMC, 8.000% due 9/1/04....................................       3,252,711
        186,909                       FHLMC, 8.500% due 9/1/02....................................         192,866
      2,197,296                       FNMA, 5.500% due 8/1/28 (c).................................       2,118,325
      3,921,708                       FNMA, 6.000% due 7/1/28 (c).................................       3,875,124
        980,153                       FNMA, 6.500% due 12/1/27....................................         987,191
        108,614                       FNMA, 8.500% due 3/1/05.....................................         113,129
      3,249,886                       FNMA Dwarf, 6.000% due 1/1/13...............................       3,261,034
        189,535                       GNMA, 7.500% due 5/15/23 (c)................................         195,575
        273,904                       GNMA, 9.000% due 11/15/19 (c)...............................         292,478
        292,315                       GNMA, 9.500% due 3/15/20 (c)................................         315,700
------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT SECTOR (Cost -- $35,429,097)..........      34,817,130
------------------------------------------------------------------------------------------------------------------
SHORT TERM U.S. GOVERNMENT INSTRUMENTS -- 0.2%
        633,000                       U.S. Treasury Bill, 4.330% due 3/18/99 (Cost -- $627,214)...         627,214
------------------------------------------------------------------------------------------------------------------
                                      SUB-TOTAL INVESTMENTS (Cost -- $201,477,500)................     273,592,684
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
      1,741,000                       Morgan Stanley, Dean Witter & Co., 4.620% due 1/4/99;
                                      Proceeds at maturity -- $1,741,894; (Fully collateralized by
                                      U.S. Treasury Bonds, 8.750% due 8/15/20; Market
                                      value -- $1,776,076) (Cost -- $1,741,000)...................       1,741,000
------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS -- 100% (Cost -- $203,218,500**)..........    $275,333,684
------------------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Date shown represents the last in range of maturity dates of mortgage certificates owned.
+ All ratings are by Standard & Poor's Ratings Services, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 89.2%
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.6%
$  155,000    B         Polymer Group Inc., Company Guaranteed, Series B, 9.000% due
                          7/1/07....................................................    $   153,450
---------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.4%
   350,000    B         Grove Holdings LLC, step bond to yield 11.625% due 5/1/09...        147,000
   485,000    B-        Tropical Sportswear International Corp., Company Guaranteed,
                          11.000% due 6/15/08.......................................        511,674
---------------------------------------------------------------------------------------------------
                                                                                            658,674
---------------------------------------------------------------------------------------------------
ENERGY -- 5.1%
   360,000    B         Cross Timbers Oil Co., Sr. Sub. Notes, 9.250% due 4/1/07....        332,100
   310,000    B-        International Utility Structures Inc., Sr. Sub. Notes,
                          10.750% due 2/1/08........................................        291,400
   365,000    B+        Parker Drilling Co., Company Guaranteed, 9.750% due
                          11/15/06..................................................        326,675
   180,000    BB-       Pride Petroleum Inc., Sr. Notes, 9.375% due 5/1/07..........        170,100
   250,000    BB+       Tuscon Electric Power Co., Collateral Trust, 7.500% due
                          8/1/08....................................................        260,625
---------------------------------------------------------------------------------------------------
                                                                                          1,380,900
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.6%
    90,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Notes, 9.750%
                          due 4/1/08................................................         82,800
   120,000    B+        Pioneer Americas Acquisition, Company Guaranteed, 9.250% due
                          6/15/07...................................................         93,600
---------------------------------------------------------------------------------------------------
                                                                                            176,400
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 4.2%
   120,000    B         Agrilink Foods, Sr. Sub. Notes, 11.875% due 11/1/08.........        122,400
   510,000    B         Archibald Candy Corp., Company Guaranteed, 10.250% due
                          7/1/04....................................................        517,650
   490,000    B-        Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        501,025
---------------------------------------------------------------------------------------------------
                                                                                          1,141,075
---------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 9.5%
                        Bally Total Fitness Holdings Corp., Sr. Sub. Notes:
   420,000    B+        9.875% due 10/15/07.........................................        411,600
   120,000    B+        9.875% due 10/15/07 (a).....................................        117,600
   400,000    Ba3*      Grand Casinos Inc., 1st Mortgage Notes, 10.125% due
                          12/1/03...................................................        436,000
   350,000    BB+       Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                          12/15/05..................................................        351,750
   150,000    B         Hollywood Park Inc., Sr. Sub. Notes, 9.500% due 8/1/07......        148,875
   325,000    B+        Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                          4/1/07....................................................        328,250
                        Regal Cinemas Inc., Sr. Notes:
   140,000    B         9.500% due 6/1/08...........................................        145,950
    75,000    B         9.500% due 6/1/08 (a).......................................         78,187
                        Station Casinos Inc., Sr. Sub. Notes:
   360,000    B+        10.125% due 3/15/06.........................................        377,100
   200,000    B+        8.875% due 12/1/08..........................................        201,500
---------------------------------------------------------------------------------------------------
                                                                                          2,596,812
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST


HEALTH CARE -- 3.0%
$  250,000    B+       PSS World Medical Inc., Company Guaranteed, 8.500% due
                         10/1/07...................................................    $   261,563
   350,000    B-       Production Resource Group, Sr. Sub. Notes, 11.500% due
                         1/15/08...................................................        344,750
   205,000    B+       Unilab Corp., Sr. Notes, 11.000% due 4/1/06.................        213,200
--------------------------------------------------------------------------------------------------
                                                                                           819,513
--------------------------------------------------------------------------------------------------
HOUSING -- 2.2%
   250,000    B+       Beazer Homes USA Inc., Company Guaranteed, 8.875% due
                         4/1/08....................................................        241,250
   350,000    BB+      Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04.........        371,000
--------------------------------------------------------------------------------------------------
                                                                                           612,250
--------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 4.5%
   420,000    B-       PSINet Inc., Sr. Notes, 10.000% due 2/15/05.................        415,980
   160,000    BB-      Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        179,600
   225,000    B-       Verio Inc., Sr. Notes, 11.250% due 12/1/08..................        227,250
                       Viasystems Group, Sr. Sub. Notes:
   120,000    B-       9.750% due 6/1/07...........................................        114,000
   310,000    B-       Series B 9.750% due 6/1/07..................................        294,500
--------------------------------------------------------------------------------------------------
                                                                                         1,231,330
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 9.3%
                       Advance Holding Corp.:
    60,000    B-       Step bond to yield 12.645% due 4/15/09......................         35,400
   300,000    NR       Step bond to yield 12.818% due 4/15/09 (a)..................        177,000
   240,000    B+       Diamond Triumph Autoglass, Sr. Notes, 9.250% due 4/1/08.....        238,200
   400,000    B-       Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......        410,000
   400,000    B-       Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                         due 2/1/08................................................        400,000
   120,000    BB-      Imax Corp., Sr. Notes, 7.875% due 12/1/05...................        121,200
   300,000    B-       Roller Bearing Co., Company Guaranteed, 9.625% due
                         6/15/07...................................................        288,000
   180,000    B-       Special Devices Inc., Sr. Sub. Notes, 11.375% due 12/15/08
                         (a).......................................................        183,150
    50,000    B-       Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due
                         8/1/05....................................................         51,000
   250,000    B-       Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08.........        250,625
   410,000    B        WHX Corp., Sr. Notes, 10.500% due 4/15/05...................        377,200
--------------------------------------------------------------------------------------------------
                                                                                         2,531,775
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 15.1%
   500,000    B        Chancellor Media Corp., Sr. Sub. Notes, 9.000% due
                         10/1/08...................................................        531,250
   100,000    B-       Classic Cable Inc., Sr. Sub. Notes, 9.875% due 8/1/08.......        104,250
   500,000    B        Jacor Communication Co., Company Guaranteed, 9.750% due
                         12/15/06..................................................        555,000
   340,000    CCC+     Paxson Communication Corp., Sr. Sub. Notes, 11.625% due
                         10/1/02...................................................        345,100
                       Pegasus Media & Communication Corp.:
   500,000    B-       Notes 12.500% due 7/1/05....................................        550,000
   330,000    B-       Sr. Notes, 9.625% due 10/15/05..............................        330,000
   595,000    B-       SFX Entertainment Inc., Company Guaranteed, 9.125% due
                         2/1/08....................................................        593,515
   175,000    B        Sinclair Broadcast Group Inc., Sr. Sub. Notes, 8.750% due
                         12/15/07..................................................        176,750
   645,000    B+       TeleWest Communications PLC, step bond to yield 10.809% due
                         10/1/07...................................................        538,575
   200,000    B-       Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due
                         11/15/07..................................................        208,750
   340,000    B        United International Holdings Inc., step bond to yield
                         10.767% due 2/15/08.......................................        183,600
--------------------------------------------------------------------------------------------------
                                                                                         4,116,790
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST


METALS/MINERALS -- 7.4%
$  500,000    B-       Diamond Holdings PLC, Company Guaranteed, 9.125% due
                         2/1/08....................................................    $   477,500
   500,000    BB       Great Central Mines Ltd., Sr. Notes, 8.875% due 4/1/08......        497,500
   450,000    B-       La Petite Acadamy Inc., Company Guaranteed, 10.000% due
                         5/15/08...................................................        445,500
   600,000    CCC+     Republic Engineer Steel, 1st Mortgage, 9.875% due
                         12/15/01..................................................        616,500
--------------------------------------------------------------------------------------------------
                                                                                         2,037,000
--------------------------------------------------------------------------------------------------
PAPER -- 1.5%
   400,000    B        Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04........        421,000
--------------------------------------------------------------------------------------------------
RETAIL -- 3.4%
   410,000    B-       Advance Stores Co. Inc., Sr. Sub. Notes, 10.250% due 4/15/08
                         (a).......................................................        416,150
   500,000    BB       K-Mart Corp., Medium Term Notes, 7.900% due 12/14/00........        508,750
--------------------------------------------------------------------------------------------------
                                                                                           924,900
--------------------------------------------------------------------------------------------------
SERVICES -- 6.9%
   710,000    B        AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        741,950
   250,000    B+       Equimar Shipholdings Ltd., Company Guaranteed, 9.875% due
                         7/1/07....................................................        197,500
   236,896    B        FRD Acquisition, Sr. Notes, 12.500% due 7/15/04.............        241,634
   450,000    B        NE Restaurant Co. Inc., Sr. Notes, 10.750% due 7/15/08......        456,750
   240,000    B-       Williams Scotsman Inc., Company Guaranteed, 9.875% due
                         6/1/07....................................................        249,900
--------------------------------------------------------------------------------------------------
                                                                                         1,887,734
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.0%
   295,000    CCC+     Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                         12/15/08 (a)..............................................        297,213
   250,000    B-       Classic Communications, Inc., step bond to yield 13.055% due
                         8/1/09....................................................        151,875
   260,000    B+       Jordan Telecommunications Products, step bond to yield
                         10.629% due 8/1/07........................................        200,200
                       NTL Inc.:
   120,000    B-       Sr. Notes, 11.500% due 10/1/08 (a)..........................        131,100
   585,000    B-       Step bond to yield 10.095% due 4/1/08.......................        356,850
   400,000    BB+      Qwest Communication Corp., step bond to yield 7.608% due
                         2/1/08....................................................        301,000
   485,000    B-       T/SF Communications Corp., Company Guaranteed, 10.375% due
                         11/1/07...................................................        483,181
--------------------------------------------------------------------------------------------------
                                                                                         1,921,419
--------------------------------------------------------------------------------------------------
TEXTILES -- 3.8%
   550,000    B+       Avondale Mills Inc., Company Guaranteed, 10.250% due
                         5/1/06....................................................        577,500
   475,000    B+       Delta Mills Inc., Company Guaranteed, 9.625% due 9/1/07.....        467,875
--------------------------------------------------------------------------------------------------
                                                                                         1,045,375
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
   474,000    B-       Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............        500,070
   240,000    B-       MTL Inc., Sr. Sub. Notes, 10.000% due 6/15/06 (a)...........        232,800
--------------------------------------------------------------------------------------------------
                                                                                           732,870
--------------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $24,656,253).......     24,389,267
--------------------------------------------------------------------------------------------------

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
STOCK -- 3.6%
--------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
     3,100             Niagara Mohawk Power Corp. .................................         49,987
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST


MEDIA/ENTERTAINMENT -- 0.2%
        10             Paxson Communications Corp., Preferred, Payment-in-kind,
                         Exchangeable 12.500%......................................    $       875
       451             SFX Broadcasting Inc., Class A Shares, Preferred, 12.625%...         55,924
--------------------------------------------------------------------------------------------------
                                                                                            56,799
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.3%
     4,500             Eagle-Picher Holdings, Preferred, 11.750%, Expire 3/1/08....        220,500
        71             Source Media Inc., Preferred, Payment-in-kind, Exchangeable
                         13.500%...................................................          1,385
     9,000             Viasystems Group, Inc., Preferred, Series B.................        135,000
--------------------------------------------------------------------------------------------------
                                                                                           356,885
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
   300,000             Centaur Funding Corp., Preferred 9.080% (a).................        309,060
     2,100             Global Crossing Holding Ltd., Preferred 10.500% (a).........        204,750
--------------------------------------------------------------------------------------------------
                                                                                           513,810
--------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $650,251)..............................        977,481
--------------------------------------------------------------------------------------------------
WARRANTS (B) -- 0.1%
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.1%
     1,600             Terex Corp., Expire 5/15/02.................................         32,000
--------------------------------------------------------------------------------------------------
METAL PRODUCTS -- 0.0%
       500             Gulf State Steel Alabama Inc., Expire 4/15/03...............              5
--------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS (Cost -- $44,163)............................         32,005
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $25,350,667).................     25,398,753
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.1%
$1,936,000             Morgan Stanley, Dean Witter & Co., 4.620% due 1/4/99,
                       Proceeds at Maturity -- $1,936,992 (Fully collaterized by
                       U.S. Treasury Notes, 13.875% due 5/15/11; Market
                       Value -- $1,979,923) (Cost -- $1,936,000)...................      1,936,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $27,286,667**)...........    $27,334,753
--------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Services, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
(a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definition of bond ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             HIGH YIELD BOND TRUST

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Ba                 BB              13.1%
   B                 B               81.0
  Caa               CCC               5.2
  NR                 NR               0.7
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Services ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 88.3%
----------------------------------------------------------------------------------------
BANKING -- 0.4%
     87,855   U.S. Bancorp................................................  $  3,118,853
----------------------------------------------------------------------------------------
BEVERAGE -- 2.1%
    206,960   Coca-Cola Co. ..............................................    13,840,450
    135,965   Coca-Cola Enterprises Inc. .................................     4,860,749
----------------------------------------------------------------------------------------
                                                                              18,701,199
----------------------------------------------------------------------------------------
CHEMICAL -- 0.7%
    134,205   Monsanto Co. ...............................................     6,374,738
----------------------------------------------------------------------------------------
COMPUTERS -- 12.4%
    805,720   Dell Computer Corp. (a).....................................    58,968,632
    137,050   International Business Machines Corp. ......................    25,319,988
    428,380   VERITAS Software Corp. (a)..................................    25,676,026
----------------------------------------------------------------------------------------
                                                                             109,964,646
----------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.9%
    160,645   Qwest Communications International, Inc. (a)................     8,032,250
----------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 8.9%
    361,405   General Electric Co. .......................................    36,885,898
    676,170   Time Warner Inc. ...........................................    41,964,801
----------------------------------------------------------------------------------------
                                                                              78,850,699
----------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE -- 10.8%
    318,020   Eli Lilly & Co. ............................................    28,264,028
     19,350   MedImmune, Inc. (a).........................................     1,924,116
    271,190   Pfizer, Inc. ...............................................    34,017,396
    430,125   Warner-Lambert Co. .........................................    32,340,023
----------------------------------------------------------------------------------------
                                                                              96,545,563
----------------------------------------------------------------------------------------
ELECTRONICS -- 3.1%
    323,376   Texas Instruments Inc. .....................................    27,668,773
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.5%
    363,735   Charles Schwab Corp. .......................................    20,437,360
    265,520   Fannie Mae..................................................    19,648,480
----------------------------------------------------------------------------------------
                                                                              40,085,840
----------------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 3.6%
    428,381   IMS Health Inc. ............................................    32,315,916
----------------------------------------------------------------------------------------
RETAIL -- 7.7%
    239,105   Costco Cos., Inc. (a).......................................    17,260,392
    309,250   Fred Meyer, Inc. (a)........................................    18,632,312
    216,395   Safeway Inc. (a)............................................    13,186,570

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           CAPITAL APPRECIATION FUND

    219,850   Staples, Inc. (a).                                            $  9,604,697
    157,830   Home Depot, Inc. ...........................................     9,657,223
----------------------------------------------------------------------------------------
                                                                              68,341,194
----------------------------------------------------------------------------------------
SOFTWARE -- 21.7%
    566,180   America Online, Inc. (a)....................................    90,588,800
    508,245   Cisco Systems, Inc. (a).....................................    47,171,489
    104,290   Intuit Inc. (a).............................................     7,561,025
    204,090   J.D. Edwards & Co. (a)......................................     5,791,054
    304,900   Microsoft Corp. (a).........................................    42,285,819
----------------------------------------------------------------------------------------
                                                                             193,398,187
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.5%
    127,820   Global TeleSystems Group, Inc. (a)..........................     7,125,965
    218,710   Lucent Technologies Inc. ...................................    24,058,100
    366,195   MCI WorldCom, Inc. (a)......................................    26,274,491
    369,520   Nokia Corp. Sponsored ADR...................................    44,504,065
----------------------------------------------------------------------------------------
                                                                             101,962,621
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $420,182,280)...................   785,360,479
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.3%
DRUGS AND HEALTH CARE -- 1.3%
    848,713   Smithkline Beecham PLC (Cost -- $11,889,340)................    11,911,042
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $432,071,620)................   797,271,521
----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.4%
$92,708,000   Morgan Stanley, Dean Witter & Co., 4.620% due 1/4/99;
              Proceeds at maturity -- $92,755,586; (Fully Collateralized by U.S. Treasury Notes, 7.125% to 8.750% due 8/15/20 to
              2/15/23; Market
              Value -- $94,531,419)(Cost -- $92,708,000)..................    92,708,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $524,779,620**)..........  $889,979,521
----------------------------------------------------------------------------------------

(a) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             MONEY MARKET PORTFOLIO

        FACE                                                                          ANNUALIZED
       AMOUNT                                     SECURITY                              YIELD         VALUE
--------------------------------------------------------------------------------------------------------------
                                                           COMMERCIAL PAPER -- 99.0%
     $2,000,000         AC Acquisition Holdings matures 3/12/99.....................    5.10%      $ 1,980,439
      2,000,000         Asset Securitization Corp. matures 2/18/99..................     5.35        1,985,947
      2,200,000         Associates Corp. of North America matures 1/12/99...........     5.18        2,196,545
      2,100,000         Bayer Corp. matures 2/25/99.................................     5.10        2,083,798
      2,200,000         Becton Dickinson & Co. matures 1/19/99......................     5.32        2,194,203
      2,000,000         Campbell Soup Co. matures 1/8/99............................     5.22        1,997,978
      1,530,000         Coca-Cola Co. matures 2/4/99................................     5.13        1,522,645
      2,000,000         Eastman Kodak matures 1/27/99...............................     5.17        1,992,590
      2,000,000         Eaton Corp. matures 1/6/99..................................     6.03        1,998,328
      1,650,000         E.I. Dupont de Nemours matures 1/14/99......................     5.06        1,647,020
      2,000,000         Ford Motor Credit Corp. matures 1/8/99......................     5.44        1,997,896
      1,125,000         General Electric Capital Corp. matures 1/13/99..............     5.37        1,123,005
      1,000,000         H.J. Heinz Co. matures 2/2/99...............................     5.21          995,404
      1,900,000         Household Finance Corp. matures 1/11/99.....................     5.39        1,897,171
      1,750,000         Johnson & Johnson matures 1/4/99............................     5.00        1,749,271
      2,150,000         Marsh & McLennan Co. Inc. matures 1/28/99...................     5.15        2,141,809
      2,100,000         National Rural Utilities matures 1/15/99....................     5.06        2,095,917
      1,995,000         Paccar Financial Corp. matures 1/21/99......................     5.23        1,989,237
      2,100,000         Prudential Funding Co. matures 2/5/99.......................     5.27        2,089,383
      2,000,000         Teco Finance Inc. matures 2/5/99............................     5.16        1,990,044
      1,850,000         TRW Inc. matures 1/28/99....................................     5.23        1,842,813
      2,250,000         Walt Disney Co. matures 3/2/99..............................     5.16        2,230,950
--------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $41,742,393)                                41,742,393
--------------------------------------------------------------------------------------------------------------
                                                        REPURCHASE AGREEMENT -- 1.0%
        430,000         CS First Boston Corp., 4.400% due 1/4/99; Proceeds at
                        Maturity -- $430,210; (Fully Collateralized by U.S. Treasury
                        Notes, 5.375% due 1/31/00; Market Value -- $438,780)
                        (Cost -- $430,000)..........................................                   430,000
--------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $42,172,393*)............               $42,172,393
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION     MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..............................  $201,477,500   $25,350,667   $432,071,620   $41,742,393
  Repurchase Agreements -- Cost....................     1,741,000     1,936,000     92,708,000       430,000
------------------------------------------------------------------------------------------------------------
  Investments, at value............................  $273,592,684   $25,398,753   $797,271,521   $41,742,393
  Repurchase Agreements, at value..................     1,741,000     1,936,000     92,708,000       430,000
  Cash.............................................           520            --            331           252
  Dividends and interest receivable................       984,220       586,988        174,941            56
  Receivable for securities sold...................       165,698           252             --            --
  Receivable for Fund shares sold..................            --       232,889      1,340,964            --
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.....................................   276,484,122    28,154,882    891,495,757    42,172,701
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.................       113,433        12,014        510,482         8,632
  Administration fees payable......................        13,651         1,442         40,362         2,136
  Payable to bank..................................            --        34,095             --            --
  Payable for Fund shares purchased................        62,457            --             --            --
  Payable to broker -- variation margin............        35,700            --             --            --
  Dividends payable................................            --            --             --        74,245
  Accrued expenses.................................        77,207        18,890         83,990        18,359
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES................................       302,448        66,441        634,834       103,372
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $276,181,674   $28,088,441   $890,860,923   $42,069,329
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital..................................  $181,377,818   $27,358,407   $494,472,555   $42,069,329
  Undistributed net investment income..............     5,732,244     2,318,362      1,059,153            --
  Accumulated net realized gain (loss) from
     security transactions, foreign currencies and
     futures contracts.............................    17,799,372    (1,636,414)    30,123,306            --
  Net unrealized appreciation of investments,
     futures contracts and foreign currencies......    71,272,240        48,086    365,205,909            --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $276,181,674   $28,088,441   $890,860,923   $42,069,329
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.................................    13,812,401     2,850,740     12,246,916    42,069,329
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.........................        $19.99         $9.85         $72.74         $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                          MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                          ASSETS         BOND       APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 4,703,240   $ 2,568,670   $  3,117,890   $1,637,680
  Dividends...........................................    2,454,616        46,514      2,898,344           --
  Less: Foreign withholding tax.......................       (4,526)           --        (26,918)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    7,153,330     2,615,184      5,989,316    1,637,680
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................    1,232,882       141,393      4,360,310       96,335
  Administration fees (Note 3)........................      147,946        16,967        380,360       19,629
  Audit and legal.....................................       41,953        35,597         46,643       29,000
  Shareholder communications..........................       21,348        10,984         76,697        6,746
  Custody.............................................       18,000         7,912         40,154        9,269
  Shareholder and system servicing fees...............        5,113        18,586         10,665       10,114
  Trustees' fees......................................        1,000         1,000          6,091        3,288
  Other...............................................        3,196           378          5,748        3,288
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,471,438       232,817      4,926,668      177,669
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.................................    5,681,892     2,382,367      1,062,648    1,460,011
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................   19,805,812       443,848     31,708,067         (215)
     Futures contracts................................   (1,800,903)           --             --           --
     Foreign currency transactions....................           --            --         (3,495)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   18,004,909       443,848     31,704,572         (215)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
  Investments, Futures Contracts and Foreign
  Currencies:
     Beginning of year................................   46,559,403     1,143,573     96,460,219           --
     End of year......................................   71,272,240        48,086    365,205,909           --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
  APPRECIATION........................................   24,712,837    (1,095,487)   268,745,690           --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES..................................   42,717,746      (651,639)   300,450,262         (215)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS................  $48,399,638   $ 1,730,728   $301,512,910   $1,459,796
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  5,681,892   $ 2,382,367   $  1,062,648   $  1,460,011
  Net realized gain (loss).........................    18,004,909       443,848     31,704,572           (215)
  Increase (decrease) in net unrealized
     appreciation..................................    24,712,837    (1,095,487)   268,745,690             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    48,399,638     1,730,728    301,512,910      1,459,796
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,526)   (1,906,452)    (1,757,481)    (1,459,796)
  Net realized gains...............................   (11,032,250)           --    (15,276,070)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)    (1,459,796)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................    17,716,235     7,689,311    206,554,463    103,475,184
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551      1,409,254
  Cost of shares reacquired........................   (13,804,479)   (6,603,776)   (24,907,667)   (76,308,910)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    20,975,532     2,991,987    198,680,347     28,575,528
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    52,311,394     2,816,263    483,159,706     28,575,528
NET ASSETS:
  Beginning of year................................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $276,181,674   $28,088,441   $890,860,923   $ 42,069,329
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $5,732,244    $2,318,362     $1,059,153             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  6,035,045   $ 1,906,327   $  1,757,481   $    305,468
  Net realized gain (loss).........................    12,928,663       813,430     14,695,393            (72)
  Increase in net unrealized appreciation..........    20,882,409       485,471     50,761,528             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    39,846,117     3,205,228     67,214,402        305,396
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (1,469,979)      (15,738)            --       (305,378)
  Net realized gains...............................    (4,813,889)           --         (2,626)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................    (6,283,868)      (15,738)        (2,626)      (305,378)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,217,202     7,500,172    143,131,359     28,240,251
  Net asset value of shares issued for reinvestment
     of dividends..................................     6,283,868        15,738          2,626        286,879
  Cost of shares reacquired........................   (11,803,520)   (2,724,265)   (26,776,295)   (18,576,002)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     1,697,550     4,791,645    116,357,690      9,951,128
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    35,259,799     7,981,135    183,569,466      9,951,146
NET ASSETS:
  Beginning of year................................   188,610,481    17,291,043    224,131,751      3,542,655
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $223,870,280   $25,272,178   $407,701,217   $ 13,493,801
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of: .............................................    $6,032,308    $1,906,327     $1,757,481             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (formerly known as the Cash Income Trust) (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Managed Assets Trust, a portion of undistributed net investment income amounting to $116 and a portion of accumulated net realized gains amounting to $31,374 was reclassified to paid-in capital. In addition, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $1,352,578 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup, Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $13,143 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Citigroup, Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $190,385,227   $35,792,135   $410,428,204
-------------------------------------------------------------------------------------------------------
Sales.......................................................   179,263,147    33,175,676    277,800,626

--------------------------------------------------------------------------------

     At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED        HIGH        CAPITAL
                                                                ASSETS      YIELD BOND   APPRECIATION
                                                                 TRUST        TRUST          FUND
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $76,641,813   $ 457,018    $367,626,910
Gross unrealized depreciation...............................   (4,526,629)   (408,932)     (2,427,009)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $72,115,184   $  48,086    $365,199,901
-----------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, MAT had sold 42 financial futures contracts on the Standard & Poor's 500 Index expiring in March 1999. The basis value of such contracts was $13,920,694. The market value of such contracts on December 31, 1998 was $13,077,750, resulting in an unrealized loss of $842,944.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, MAT held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, HYBT had, for Federal income tax purposes, approximately $1,311,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                    1999       2000        2001       2002        2004
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $748,000    $48,000    $134,000    $38,000    $343,000
--------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         955,576             430,658
Shares issued on reinvestment...............................         921,867             364,705
Shares redeemed.............................................        (747,496)           (707,124)
---------------------------------------------------------------------------------------------------
Net Increase................................................       1,129,947              88,239
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................         772,815             811,252
Shares issued on reinvestment...............................         196,339               1,591
Shares redeemed.............................................        (673,313)           (294,426)
---------------------------------------------------------------------------------------------------
Net Increase................................................         295,841             518,417
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       3,602,035           3,339,655
Shares issued on reinvestment...............................         292,021                  59
Shares redeemed.............................................        (448,218)           (642,619)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,445,838           2,697,095
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     103,475,184          28,240,251
Shares issued on reinvestment...............................       1,409,254             286,879
Shares redeemed.............................................     (76,308,910)        (18,576,002)
---------------------------------------------------------------------------------------------------
Net Increase................................................      28,575,528           9,951,128
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

              MANAGED ASSETS TRUST                   1998          1997          1996        1995        1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............    $17.65        $14.98        $15.50      $12.85      $14.21
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.41          0.48          0.46        0.49        0.46
  Net realized and unrealized gain (loss)........      3.27          2.70          1.50        2.83       (0.73)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............      3.68          3.18          1.96        3.32       (0.27)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income..........................     (0.47)        (0.12)        (0.89)      (0.50)      (0.67)
  Net realized gains.............................     (0.87)        (0.39)        (1.59)      (0.17)      (0.42)
---------------------------------------------------------------------------------------------------------------
Total Distributions..............................     (1.34)        (0.51)        (2.48)      (0.67)      (1.09)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $19.99        $17.65        $14.98      $15.50      $12.85
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     21.44%        21.31%        13.78%      27.12%      (2.24)%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $276,182      $223,870      $188,610    $171,276    $140,887
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................      0.60%         0.63%         0.58%       0.58%       0.61%
  Net investment income..........................      2.30          2.91          3.51        3.49        3.59
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        74%           90%          108%        110%         97%
---------------------------------------------------------------------------------------------------------------

              HIGH YIELD BOND TRUST                  1998          1997          1996        1995        1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............     $9.89         $8.49         $9.00       $8.49       $9.25
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................      0.77          0.76          0.91        0.80        0.66
  Net realized and unrealized gain (loss)........     (0.13)         0.65          0.41        0.41       (0.76)
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............      0.64          1.41          1.32        1.21       (0.10)
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income..........................     (0.68)        (0.01)        (1.83)      (0.70)      (0.66)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................     $9.85         $9.89         $8.49       $9.00       $8.49
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      6.56%        16.56%        16.05%      15.47%      (1.26)%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................   $28,088       $25,272       $17,291     $12,902     $11,716
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)...................................      0.82%         0.84%         0.97%       1.25%       1.25%
  Net investment income..........................      8.42          9.04         11.01        9.37        7.71
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       147%          137%           84%        222%        146%
---------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28% and 1.33% for the years ended December 31, 1995 and 1994, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

          CAPITAL APPRECIATION FUND               1998            1997        1996          1995          1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............    $46.32        $36.72        $33.18        $24.50        $25.87
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................      0.06          0.19          0.23          0.24          0.19
  Net realized and unrealized gain (loss).....     28.07          9.41          8.49          8.61         (1.41)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........     28.13          9.60          8.72          8.85         (1.22)
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income.......................     (0.18)           --         (0.41)        (0.17)        (0.15)
  Net realized gains..........................     (1.53)        (0.00)*       (4.77)           --            --
----------------------------------------------------------------------------------------------------------------
Total Distributions...........................     (1.71)        (0.00)*       (5.18)        (0.17)        (0.15)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................    $72.74        $46.32        $36.72        $33.18        $24.50
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................     61.63%        26.14%        28.21%        36.37%        (4.76)%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............  $890,861      $407,701      $224,132      $122,155       $78,494
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................      0.85%         0.84%         0.83%         0.85%         0.89%
  Net investment income.......................      0.18          0.54          0.69          0.84          0.79
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................        53%           89%           84%          124%          106%
----------------------------------------------------------------------------------------------------------------

             MONEY MARKET PORTFOLIO                 1998          1997        1996          1995          1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............     $1.00       $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------
  Net investment income (2).....................     0.049       0.049        0.0412        0.0417        0.0278
  Distributions from net investment income......    (0.049)     (0.049)      (0.0412)      (0.0417)      (0.0278)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $1.00       $1.00         $1.00         $1.00         $1.00
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      5.08%       5.03%         4.20%         4.17%         2.78%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $42,069     $13,494        $3,543        $1,417        $1,203
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3)...............................      0.65%       0.57%         0.78%         1.25%         1.25%
  Net investment income.........................      5.37        5.03          3.72            --            --
----------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The Travelers reimbursed Money Market Portfolio for $31,300 and $43,376 in expenses for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.002 and $0.02, respectively, and the actual expense ratios would have been 1.39% and 1.71%, respectively.

(3) The ratio of expenses to average net assets for 1995 and 1994 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37% and 6.40% for the years ended December 31, 1995 and 1994, respectively.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARDS OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the three year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1998, their results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Managed Assets Trust..............................   45.24%
            Capital Appreciation Fund.........................  100.00

     - Total long-term capital gain distributions paid:

            Managed Assets Trust..............................  $ 8,710,595
            Capital Appreciation Fund.........................   15,276,070

A total of 12.71% of the ordinary dividends paid by the Managed Assets Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the year ended December 31, 1998, the Portfolio had a total return of 10.20%, which was above its Lipper, Inc. peer group total return average of 7.36%. (Lipper is an independent fund-tracking organization.)

The key events during 1998 were predominantly mergers and acquisitions, the ongoing overseas economic crisis and the resiliency of the U.S. economy and financial markets. The broad range in interest rates and the associated higher market volatility reflected those conditions. As can be seen from the chart below, interest rates went down during the reporting period:

                      YIELDS FROM U.S. TREASURY SECURITIES

                                                              12/31/98    12/31/97
                                                              --------    --------
90-day Treasury Bill........................................    4.45%       5.34%
2-Year Treasury Note........................................    4.53        5.64
5-Year Treasury Note........................................    4.54        5.71
10-Year Treasury Bond.......................................    4.65        5.74
30-Year Treasury Bond.......................................    5.09        5.92

The historically low level of interest rates in October 1998 was precipitated by the first Federal Reserve Board ("Fed") interest rate cut since 1996. While further cuts ensued, concerns surrounding hedge fund losses took center stage, prompting spreads between corporate bonds and mortgage-backed securities to widen versus U.S. Treasuries. Compounding the problem was considerable corporate financing as the managers headed toward the end of the year. Corporate debt issuance for 1998 on a net basis was more than the prior two years combined.

The portfolio managers believe that the dominant issues in 1999 will be the advent of the Euro, the prospects for economic recovery throughout Asia and other less developed countries, the future sustainability of U.S. economic growth and the ongoing resiliency of U.S. financial markets.

The Euro introduces a new variable to macroeconomic analysis that has not been faced since the demise of the Soviet empire and the advent of true global competition. Opportunities should abound in the financial markets as corporate financing expands in creative new ways. However, the implications for the U.S. dollar as the world's premier currency has now been brought into question by the Euro's introduction.

The economic picture throughout Asia and Russia remains critically unclear. Rising employment, the need to dump finished goods in the face of uncertain currencies and fiscal policies that are slow to change and less than dramatic, do not bode well for the financial markets of less developed countries.

According to the portfolio managers, the U.S. economy and the financial markets should continue to soul search as to its prospects for continued good fortune. The positives include such variables as low unemployment, strong productivity and the dramatic increase in defined contribution plans (i.e., 401(k) plans) and estate planning as key market influences. However, historically low savings (the traditional standard) being redefined as the "wealth effect" as measured by investment growth remains an ever-present shadow that can change with the ups and downs of the financial markets.

Technical trends that have supported a decline in interest rates since 1981 remain fully intact. Minor disruptions keep markets range bound between 4.90% and 5.40% during the first quarter of 1999. However, the portfolio managers believe the more dominant longer-term force should be for rates to head toward the 4.50% level. The managers have therefore positioned the Portfolio in the coming year to benefit from these expected lower interest rates.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation and retention of net investment income by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services. For the year ended December 31, 1998, the Portfolio returned 32.27% and did better than the S&P 500, Index which posted a total return of 28.72% over the same period.

Last year proved to be both an active and rewarding year for the Portfolio. The portfolio managers entered 1998 with about $21.0 million in assets, and through new contributions as well as appreciation they ended the fiscal year with $39.5 million (an increase of almost 88%). They were a net buyer of stock during each month of the year, investing a net of $10.4 million, and in the process reduced their starting cash reserves from 11% to 6%. In total, the managers initiated some 152 individual stock transactions, established 21 new positions, eliminated 14, added to 107 existing holdings and reduced 10.

Throughout this period, the profile of the Portfolio did not change significantly. The quality grade of the stock holdings remained the same year-to-year, as did the price volatility characteristic as measured by the "beta." The dividend yield realized actually rose slightly, while the market's yield declined. The portfolio managers' sector emphasis, within the stock market stayed essentially the same, with an above benchmark weighting in the consumer cyclical, financial, transportation and utility areas. Only the technology sector dropped out of its beginning over weight status. The biggest change came in the list of their top ten stock holdings, where only three favorites at the beginning of the year remained at year end.

As to the future, conventional wisdom says stocks are too expensive. Investors have realized returns that have been too high for too long. Moreover, inflation is now as good as it gets, interest rates are as low as the will go, price to earnings multiples, therefore, are as high as they can be. Worse still, earnings growth is rolling over, and may even be on the edge of a recession-style decline. But, investors have repeatedly been fooled to the upside throughout this bull cycle, and it may not be over yet. The portfolio managers have a sense that the technology revolution is still not exhausted. Good companies so far have found ways to use technology to run today's businesses better, but now they will use it to design a better business model. As long as economic policy actions do not rain on the ballpark, the game may not be over yet. In other words, the current concerns (i.e., economy, earnings, deflation, etc.) could prove to be short lived and not cause sustainable reversals. The portfolio managers remain quite positive about the prospects for financial assets over the long run.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the year ended December 31, 1998, the Portfolio had a total return of 18.21%. In comparison, the Lipper Analytical Services, Inc. peer group total return average was 16.79%. (Lipper is an independent fund-tracking organization.)

An otherwise solid stock performance by the utility sector during 1998 was overshadowed by another exceptional strong performance by the broad stock market. For the year, the Portfolio, was 92% invested in stocks, 3% in bonds and 5% in cash reserves at year end. As of December 31, 1998, the portfolio manager owned 44 stock positions and 3 bond issues. On the stock level, electric utilities dominated with almost 61% of the Portfolio's assets, followed by natural gas and telecommunications companies.

Last year was an exciting one within the utility stock universe because of the extreme divergent investment results -- top performers up over 70%, and laggards down more than 20%. The defining characteristic that separated the top performers from their peers was the completion of their regulatory restructuring plans thereby outlining management's long-term strategies. Once implemented, these deregulated strategies resulted in improved earnings growth visibility and reduced risk of regulatory uncertainties for each specific utility.

Thematically, 1998 was a year in which many companies seriously started positioning themselves for the deregulated energy markets. Several large utilities bought generating assets in other regions as part of a national wholesale energy strategy while others exited the generation business in order to focus on the regulated transmission and distribution business. International

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

acquisitions remained the focus of many companies at a time when other electric companies were selling off international investments. In addition, the first nuclear plant acquisition was made.

The portfolio managers anticipate that deregulation should accelerate in 1999 with the likely passage of restructuring legislation in key states such as New Jersey, Texas and Michigan. Additionally, they anticipate a pick up in merger and acquisition activity with small- and mid-sized utilities finding it increasingly more difficult to compete in the complex deregulated market hampered primarily by their size. As companies continue to restructure and re-deploy capital investments they have assumed earnings growth for the sector will remain in the three to five percent range and the average dividend pay out (i.e. the portion of earnings distributed as dividends) will continue to decline an average of twelve percentage points. For the successful companies, however, the redeployment should set the stage for better total investment returns in the future.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 13, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                   10.20%
    Five Years Ended 12/31/98              8.13%
    1/24/92* through 12/31/98              8.36%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 12/31/98             74.63%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 1998. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                       Lehman
 Measurement Period       U.S.       Government     Consumer
(Fiscal Year Covered)  Government    Bond Index    Price Index
1/24/92                   10000         10000         10000
Dec-92                    10790         10723         10275
Dec-93                    11813         11866         10557
Dec-94                    11147         11464         10840
Dec-95                    13869         13567         11115
Dec-96                    14077         13943         11484
Dec-97                    15846         15280         11679
Jun-98                    16630         15919         11801

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                    32.27%
    Five Years Ended 12/31/98              21.26%
    5/1/92* through 12/31/98               18.41%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 12/31/98              208.75%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         Social
                        Awareness    Standard &
 Measurement Period       Stock      Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
5/1/92                    10000         10000         10000
Dec-92                    10950         10673         10157
Dec-93                    11777         11745         10436
Dec-94                    11461         11900         10716
Dec-95                    15285         14509         10988
Dec-96                    18340         17838         11353
Dec-97                    23343         23789         11545
Jun-98                    27731         28004         11666

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/98                    18.21%
    2/4/94* through 12/31/98               17.08%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 12/31/98               116.8%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 1998. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                     Standard &
 Measurement Period     Utilities    Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
2/4/94                    10000         10000         10000
Dec-94                    10170         10072         10205
Dec-95                    13149         13852         10464
Dec-96                    14638         17031         10811
Dec-97                    18340         22712         10995
Jun-98                    19825         26737         11110

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 90.0%
$7,500,000   U.S. Treasury Bonds, 5.250% due 11/15/28....................  $ 7,682,700
 4,000,000   U.S. Treasury Notes, 7.500% due 11/15/16....................    4,970,440
 7,160,000   U.S. Treasury Notes, 8.125% due 8/15/21+....................    9,701,156
 4,916,462   FHLMC Certificates, Gold 6.000% due 11/1/28.................    4,861,152
 3,906,540   FHLMC Certificates, Gold 6.500% due 12/1/13.................    3,967,560
 3,029,999   FHLMC Certificates, 7.500% due 9/1/24 @.....................    3,114,263
 1,472,951   FNMA Certificates, 6.000% due 10/1/13.......................    1,477,974
 1,734,944   FNMA Certificates, 6.500% due 1/1/13 @......................    1,760,969
 2,940,460   FNMA Certificates, 6.500% due 12/1/27.......................    2,961,572
 1,146,798   FNMA Certificates, 7.000% due 1/1/10........................    1,172,602
 4,609,956   FNMA Certificates, 7.000% due 5/1/28 @......................    4,706,441
 1,978,205   GNMA Certificates, 6.000% due 4/20/28.......................    1,954,091
 2,020,000   GNMA Certificates, 6.500% due 12/15/28......................    2,042,079
   858,537   GNMA Certificates, 8.500% due 7/15/18 @.....................      911,123
 2,184,395   GNMA Certificates, 9.000% due 9/15/09 @.....................    2,332,518
 9,000,000   GNMA Certificates, RFCO Strip, zero coupon to yield 5.743%
             due 10/15/13................................................    3,915,000
 2,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17...    2,120,000
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $59,179,938).......................................   59,651,640
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.0%
 6,681,000   CS First Boston, 4.400% due 1/4/99; Proceeds at
             maturity -- $6,684,266; (Fully collateralized by U.S.
             Treasury Notes, 5.375% due 1/31/00 Market
             value -- $6,816,889) (Cost -- $6,681,000)...................    6,681,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $65,860,938*)............  $66,332,640
--------------------------------------------------------------------------------------

+  Security is segregated by Custodian for open purchase commitments.
@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
*  Aggregate cost for federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.7%
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.0%
     4,000    Air Products & Chemicals, Inc. .............................    $   160,000
     6,000    Alcoa Inc...................................................        447,375
    15,000    Engelhard Corp. ............................................        292,500
     8,000    Praxair, Inc. ..............................................        282,000
-----------------------------------------------------------------------------------------
                                                                                1,181,875
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.4%
     4,500    Belden, Inc. ...............................................         95,344
     5,600    Philips Electronics N.V. ...................................        379,050
     8,300    Pitney Bowes, Inc. .........................................        548,319
    14,500    U.S. Filter Corp. (a).......................................        331,687
-----------------------------------------------------------------------------------------
                                                                                1,354,400
-----------------------------------------------------------------------------------------
COMMUNICATION -- 2.1%
    11,836    MCI Worldcom Inc. (a) ......................................        849,233
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 15.9%
     7,000    Black & Decker Corp. .......................................        392,437
    13,593    Dollar General Corp. .......................................        321,135
    12,700    Home Depot, Inc. ...........................................        777,081
    50,000    Interface, Inc. ............................................        464,062
    11,000    Kaufman and Broad Home Corp. ...............................        316,250
     7,000    Liz Claiborne, Inc. ........................................        220,937
    15,000    Lowe's Cos., Inc. ..........................................        767,813
     8,000    May Department Stores.......................................        483,000
    10,000    Ross Stores, Inc............................................        393,750
    13,800    Staples, Inc. (a)...........................................        602,887
    12,000    Sylvan Learning Systems, Inc. (a)...........................        366,000
     8,600    Tribune Co..................................................        567,600
     7,400    Wal-Mart Stores, Inc. ......................................        602,638
-----------------------------------------------------------------------------------------
                                                                                6,275,590
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 12.3%
     9,400    American Stores Co. ........................................        347,213
    18,000    Brinker International, Inc. (a).............................        519,750
     8,700    Kroger Co. (a)..............................................        526,350
    14,800    Newell Co. .................................................        610,500
     4,800    PepsiCo, Inc. ..............................................        196,500
     9,200    Rite Aid Corp. .............................................        455,975
    22,700    Sysco Corp. ................................................        622,831
     7,480    Tricon Global Restaurants, Inc. (a).........................        374,935
     8,000    Unilever N. V. .............................................        663,500
     4,800    Walt Disney Co. ............................................        144,000
    18,000    Wendy's International, Inc. ................................        392,625
-----------------------------------------------------------------------------------------
                                                                                4,854,179
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 3.1%
     9,100    AES Corp. (a) ..............................................    $   431,112
     6,600    Anadarko Petroleum Corp. ...................................        203,775
     6,750    Baker Hughes Inc. ..........................................        119,391
     5,370    British Petroleum Co. PLC...................................        481,286
-----------------------------------------------------------------------------------------
                                                                                1,235,564
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES  -- 19.0%
     9,700    ACE, Ltd. ..................................................        334,044
     9,200    Allstate Corp. .............................................        355,350
     4,000    American Express Co. .......................................        409,000
     6,112    American International Group Inc. ..........................        590,572
    14,400    Associates First Capital Corp. .............................        610,200
     9,962    BankAmerica Corp. ..........................................        598,965
     5,400    BankBoston Corp. ...........................................        210,263
    13,300    Chase Manhattan Corp. ......................................        905,231
    10,000    CIT Group Inc. .............................................        318,125
     9,400    Freddie Mac.................................................        605,713
    14,000    IndyMac Mortgage Holdings, Inc. ............................        147,875
     7,000    Lincoln National Corp. .....................................        572,687
    11,800    Provident Cos., Inc. .......................................        489,700
    13,300    St. Paul Co., Inc. .........................................        462,175
     6,800    State Street Corp. .........................................        473,025
     3,000    Transamerica Corp. .........................................        346,500
     2,540    Washington Mutual, Inc. ....................................         96,996
-----------------------------------------------------------------------------------------
                                                                                7,526,421
-----------------------------------------------------------------------------------------
HEALTH CARE -- 11.2%
     6,200    Amgen Inc. (a)..............................................        648,288
    11,400    C. R. Bard, Inc. ...........................................        564,300
    12,000    DENTSPLY International, Inc. ...............................        309,000
     6,200    Johnson & Johnson...........................................        520,025
     3,300    Merck & Co., Inc. ..........................................        487,369
    10,000    Mylan Laboratories Inc. ....................................        315,000
     2,400    Pfizer, Inc. ...............................................        301,050
    11,200    Schering-Plough Corp. ......................................        618,800
     7,200    Stryker Corp. ..............................................        396,450
    10,000    Tenet Healthcare Corp. (a)..................................        262,500
-----------------------------------------------------------------------------------------
                                                                                4,422,782
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.5%
    19,500    Anixter International Inc. (a)..............................        396,094
     5,000    Ascend Communications, Inc. (a).............................        328,750
     5,100    Automatic Data Processing, Inc. ............................        408,956
    12,125    Caliber Learning Network, Inc. (a)..........................         51,531
    10,350    Cisco Systems Inc. (a)......................................        960,609
    12,500    Compaq Computer Corp. ......................................        524,219
    10,000    Electronic Data Systems Corp................................        502,500
    14,000    EMC Corp. (a)...............................................      1,190,000
     1,700    Intel Corp. ................................................        201,556

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.5% (CONTINUED)
     4,400    International Business Machines Corp. ......................    $   812,900
     5,200    Lucent Technologies Corp. ..................................        572,000
     3,100    Sun Microsystems Inc. (a)...................................        265,438
     5,900    Xerox Corp. ................................................        696,200
-----------------------------------------------------------------------------------------
                                                                                6,910,753
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 3.5%
    12,900    Norfolk Southern Corp. .....................................        408,769
    24,125    Southwest Airlines..........................................        541,305
    15,000    USFreightways Corp. ........................................        436,875
-----------------------------------------------------------------------------------------
                                                                                1,386,949
-----------------------------------------------------------------------------------------
UTILITIES -- 2.7%
    11,000    Enron Corp. ................................................        627,687
    14,700    Williams Cos., Inc. ........................................        458,456
-----------------------------------------------------------------------------------------
                                                                                1,086,143
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $24,610,693)....................     37,083,889
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                                 VALUE
REPURCHASE AGREEMENT -- 6.3%
$2,511,000    CS First Boston Corp., 4.400% due 1/4/99; Proceeds at
              maturity -- $2,512,225; (Fully collaterized by U.S. Treasury
              Notes, 5.375% due 1/31/00; Market Value -- $2,561,220)
              (Cost -- $2,511,000)........................................      2,511,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $27,121,693*)............    $39,594,889
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
                                                                  COMMON STOCK -- 91.8%
-------------------------------------------------------------------------------------------------------
                                                           BROADCASTING & CABLE -- 2.9%
    20,000                 MediaOne Group, Inc.+.......................................    $    940,000
-------------------------------------------------------------------------------------------------------
                                                              ELECTRIC-UTILITY -- 61.1%
    11,000                 American Electric Power Co., Inc. ..........................         517,687
    20,000                 BEC Energy..................................................         823,750
    15,000                 Cinergy Corp. ..............................................         515,625
    25,000                 CMS Energy Corp. ...........................................       1,210,937
    13,500                 Dominion Resources Inc. ....................................         631,125
    30,000                 DQE, Inc. ..................................................       1,318,125
    20,000                 Edison International........................................         557,500
    25,000                 El Paso Energy, Corp. ......................................         870,312
    10,000                 Energy East Corp. ..........................................         565,000
    10,000                 FPL Group, Inc. ............................................         616,250
    25,000                 FirstEnergy Corp. ..........................................         814,063
    20,000                 Florida Progress Corp. .....................................         896,250
    20,000                 GPU, Inc. ..................................................         883,750
    10,000                 Houston Industries Inc. ....................................         321,250
    15,000                 Illinova Corp. .............................................         375,000
    15,000                 Montana Power Co. ..........................................         848,438
    20,000                 NIPSCO Industries, Inc. ....................................         608,750
    10,000                 New Century Energies, Inc. .................................         487,500
    38,000                 Niagara Mohawk Power Corp.+.................................         612,750
    20,000                 Northern States Power Co. ..................................         555,000
    30,000                 PECO Energy Co. ............................................       1,248,750
    25,000                 Pinnacle West Capital Corp. ................................       1,059,375
    10,000                 Public Service Enterprise Group, Inc. ......................         400,000
    15,000                 SCANA Corp. ................................................         483,750
    15,000                 Sierra Pacific Resources....................................         570,000
    20,000                 Texas Utilities Co. ........................................         933,750
    30,000                 Unicom Corp. ...............................................       1,156,875
-------------------------------------------------------------------------------------------------------
                                                                                             19,881,562
-------------------------------------------------------------------------------------------------------
                                                                   NATURAL GAS -- 14.7%
    16,000                 Coastal Corp. ..............................................         559,000
    10,000                 Consolidated Natural Gas Co. ...............................         540,000
    22,000                 Energen Corp. ..............................................         429,000
    10,000                 K N Energy,Inc..............................................         375,625
    15,000                 MCN Energy Group, Inc. .....................................         285,938
    15,000                 MDU Resources Group, Inc. ..................................         394,687
    15,000                 National Fuel Gas Co. ......................................         677,813
    20,000                 Sempra Energy...............................................         507,500
    10,000                 Southwest Gas Corp. ........................................         268,750
    24,000                 Williams Cos., Inc. ........................................         748,500
-------------------------------------------------------------------------------------------------------
                                                                                              4,786,813
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
     TELEPHONE -- 13.1%
    10,000                 Bell Atlantic Corp. ........................................    $    568,125
    10,000                 GTE Corp. ..................................................         674,375
    20,000                 MCI Worldcom, Inc.+.........................................       1,435,000
     8,000                 NEXTLINK Communications Inc.+...............................         227,000
     6,000                 Qwest Communications International Inc.+....................         300,000
    20,000                 SBC Communications Inc. ....................................       1,072,500
-------------------------------------------------------------------------------------------------------
                                                                                              4,277,000
-------------------------------------------------------------------------------------------------------
                                                                                             29,885,375
                           TOTAL COMMON STOCK (Cost -- $23,250,344)....................
-------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING (A)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
                                                                 CORPORATE BONDS -- 1.4%
-------------------------------------------------------------------------------------------------------
                                                                ELECTRIC-UTILITY -- 0.6%
 $ 200,000        A-        Arizona Public Service Co., 7.250% due 8/1/23...............        205,000
-------------------------------------------------------------------------------------------------------
                                                                       TELEPHONE -- 0.8%
   230,000        A-        MCI Communication Corp., 7.750% due 3/23/25.................        248,113
-------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS (Cost -- $404,653)....................        453,113
-------------------------------------------------------------------------------------------------------
                                                       U.S. TREASURY OBLIGATIONS -- 1.6%
   500,000                  U.S. Treasury Notes, 7.750% due 11/30/99
                            (Cost -- $499,933)..........................................        513,750
-------------------------------------------------------------------------------------------------------
                            SUB-TOTAL INVESTMENTS (Cost -- $24,154,930).................     30,852,238
-------------------------------------------------------------------------------------------------------
                                                            REPURCHASE AGREEMENT -- 5.2%
 1,688,000                  CS First Boston Corp., 4.400% due 1/4/99; Proceeds at
                            maturity -- $1,688,825; (Fully collateralized by U.S.
                            Treasury Note, 5.375% due 1/31/00; Market
                            value -- $1,722,508) (Cost -- $1,688,000)...................      1,688,000
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $25,842,930**)...........    $32,540,238
-------------------------------------------------------------------------------------------------------

 + Non-income producing security.

(a) All ratings are by Standard & Poor's Ratings Services, except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.

** Aggregate cost for Federal income tax purposes is substantially the same.

See page 49 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Services ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..................................      $59,179,938        $24,610,693       $24,154,930
  Repurchase Agreements -- Cost........................        6,681,000          2,511,000         1,688,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................       59,651,640         37,083,889        30,852,238
  Repurchase Agreements, at value......................        6,681,000          2,511,000         1,688,000
  Cash.................................................              616                961               957
  Dividends and interest receivable....................          490,711             26,064            95,622
  Receivable for securities sold.......................            1,100                 --           566,534
  Receivable for Fund shares sold......................               --             96,138            34,346
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       66,825,067         39,718,052        33,237,697
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased....................          336,265                 --                --
  Investment advisory fee payable......................           12,069             34,383            17,391
  Administration fees payable..........................            2,738              1,923             1,337
  Payable for securities purchased.....................               --            172,500           280,665
  Accrued expenses.....................................           19,985             26,993            29,254
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................          371,057            235,799           328,647
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $66,321,107        $25,882,430       $23,621,357
  Undistributed net investment income..................            5,474            185,510           791,288
  Accumulated net realized gain (loss) from security
     transactions......................................         (344,273)           941,117         1,799,097
  Net unrealized appreciation of investments...........          471,702         12,473,196         6,697,308
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        5,632,090          1,523,475         1,915,301
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................            $11.80            $25.92            $17.18
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 2,768,644         $  148,059       $  160,794
  Dividends...............................................             --            284,074          841,414
  Less: Foreign withholding tax...........................             --             (2,485)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      2,768,644            429,648        1,002,208
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        156,432            189,593          168,378
  Administration fees (Note 2)............................         28,818             17,501           15,543
  Audit and legal.........................................          9,588             20,192           13,270
  Shareholder and system servicing fees...................          6,704              7,373            6,244
  Custody.................................................          4,233              3,496            3,008
  Shareholder communications..............................          3,677              1,195            2,004
  Trustees' fees..........................................          2,806              1,435               --
  Pricing service fees....................................          2,000                 --               --
  Other...................................................          1,299              3,353              293
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        215,557            244,138          208,740
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      2,553,087            185,510          793,468
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain From Security Transactions (excluding
  short-term securities):
     Proceeds from sales..................................    155,003,524          3,739,552       12,467,141
     Cost of securities sold..............................    151,988,200          2,787,421       10,670,224
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................      3,015,324            952,131        1,796,917
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year....................................      1,707,052          5,325,740        4,788,605
     End of year..........................................        471,702         12,473,196        6,697,308
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION......     (1,235,350)         7,147,456        1,908,703
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................      1,779,974          8,099,587        3,705,620
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................      $4,333,061        $8,285,097       $4,499,088
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,553,087        $   185,510       $   793,468
  Net realized gain................................      3,015,324            952,131         1,796,917
  Increase (decrease) in net unrealized
     appreciation..................................     (1,235,350)         7,147,456         1,908,703
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      4,333,061          8,285,097         4,499,088
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (2,585,952)          (156,005)         (643,885)
  Net realized gains...............................     (2,807,849)          (535,723)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (5,393,801)          (691,728)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     37,655,108         12,345,818        10,648,592
  Net asset value of shares issued for reinvestment
     of dividends..................................      5,393,801            691,728         1,252,902
  Cost of shares reacquired........................    (10,813,602)        (2,161,874)       (3,651,686)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     32,235,307         10,875,672         8,249,808
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     31,174,567         18,469,041        11,495,994
NET ASSETS:
  Beginning of year................................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................         $5,474           $185,510          $791,288
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       52

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1997

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................    $ 1,693,404        $   156,049       $   643,930
  Net realized gain................................        195,243            535,769           631,548
  Increase in net unrealized appreciation..........      1,522,395          2,877,071         2,917,676
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      3,411,042          3,568,889         4,193,154
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (1,694,724)                --           (19,187)
  Net realized gains...............................             --                 --            (8,193)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (1,694,724)                --           (27,380)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................     11,415,299          8,734,543         4,576,098
  Net asset value of shares issued for reinvestment
     of dividends..................................      1,694,724                 --            27,380
  Cost of shares reacquired........................     (5,555,432)        (2,330,215)       (5,570,422)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................      7,554,591          6,404,328          (966,944)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................      9,270,909          9,973,217         3,198,830
NET ASSETS:
  Beginning of year................................     26,008,534         11,039,995        18,214,226
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................    $35,279,443        $21,013,212       $21,413,056
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................       $23,858            $156,049          $643,930
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       53

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity Fund), Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Social Awareness Stock Portfolio, a portion of undistributed net investment income amounting to $44 and a portion of accumulated net realized gains amounting to $23 was reclassified to paid-in capital. In addition, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $45 and a portion of accumulated net realized gains amounting to $115 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays MMC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays MMC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with MMC. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Citigroup, Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $182,265,242   $14,110,116   $20,069,550
------------------------------------------------------------------------------------------------------
Sales.......................................................   155,003,524     3,739,552    12,467,141

--------------------------------------------------------------------------------

     At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                USGS          SAS       UTILITIES
--------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 628,555   $13,361,023   $7,033,982
Gross unrealized depreciation...............................   (156,853)     (887,827)    (336,674)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 471,702   $12,473,196   $6,697,308
--------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, USGS held no TBA securities.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      3,036,112            978,971
Shares issued on reinvestment...............................        457,035            145,971
Shares redeemed.............................................       (888,165)          (491,712)
-------------------------------------------------------------------------------
Net Increase................................................      2,604,982            633,230
-------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        542,975            479,843
Shares issued on reinvestment...............................         29,867                 --
Shares redeemed.............................................        (96,777)          (132,790)
-------------------------------------------------------------------------------
Net Increase................................................        476,065            347,053
-------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        663,583            341,896
Shares issued on reinvestment...............................         80,676              1,816
Shares redeemed.............................................       (229,307)          (433,506)
-------------------------------------------------------------------------------
Net Increase (Decrease).....................................        514,952            (89,794)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

         U.S. GOVERNMENT SECURITIES PORTFOLIO            1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $11.65       $10.86       $12.43       $10.58       $11.63
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............................     0.49         0.58         0.68         0.65         0.60
  Net realized and unrealized gain (loss).............     0.70         0.79        (0.52)        1.80        (1.23)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................     1.19         1.37         0.16         2.45        (0.63)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...............................    (0.50)       (0.58)       (1.55)       (0.60)       (0.39)
  Net realized gains..................................    (0.54)          --        (0.18)          --        (0.03)
-------------------------------------------------------------------------------------------------------------------
Total Distributions...................................    (1.04)       (0.58)       (1.73)       (0.60)       (0.42)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $11.80       $11.65       $10.86       $12.43       $10.58
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................    10.20%       12.62%        1.46%       24.42%       (5.64)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................  $66,454      $35,279      $26,009      $28,192      $24,522
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................     0.45%        0.49%        0.62%        0.56%        0.71%
  Net investment income...............................     5.31         6.10         5.68         5.80         5.56
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................      349%         208%         501%         214%          16%
-------------------------------------------------------------------------------------------------------------------

           SOCIAL AWARENESS STOCK PORTFOLIO              1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $20.06       $15.76       $14.32       $11.05       $11.64
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)...........................     0.10         0.15         0.31         0.12         0.16
  Net realized and unrealized gain (loss).............     6.30         4.15         2.42         3.47        (0.45)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................     6.40         4.30         2.73         3.59        (0.29)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...............................    (0.12)          --        (0.43)       (0.14)       (0.24)
  Net realized gains..................................    (0.42)          --        (0.86)       (0.18)       (0.06)
-------------------------------------------------------------------------------------------------------------------
Total Distributions...................................    (0.54)          --        (1.29)       (0.32)       (0.30)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $25.92       $20.06       $15.76       $14.32       $11.05
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................    32.27%       27.28%       19.98%       33.37%       (2.69)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................  $39,482      $21,013      $11,040       $7,055       $3,879
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3).....................................     0.84%        0.98%        1.25%        1.25%        1.25%
  Net investment income...............................     0.63         0.97         0.43         0.99         1.43
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................       14%          19%          26%          73%         137%
-------------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(3) The ratios of expenses to average net assets for the years ended December 31, 1995 and 1994 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75% and 3.34%, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

                  UTILITIES PORTFOLIO                     1998         1997         1996         1995        1994(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $15.29       $12.22       $12.85       $10.17       $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income................................     0.37         0.46         0.47         0.48        0.35
  Net realized and unrealized gain (loss)..............     2.33         2.63         0.47         2.44       (0.18)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations...........................     2.70         3.09         0.94         2.92        0.17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................................    (0.42)       (0.01)       (0.84)       (0.24)         --
  Net realized gains...................................    (0.39)       (0.01)       (0.73)          --          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions....................................    (0.81)       (0.02)       (1.57)       (0.24)         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $17.18       $15.29       $12.22       $12.85      $10.17
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................    18.21%       25.29%        7.47%       29.29%       1.70%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................  $32,909      $21,413      $18,214      $15,340      $5,757
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................................     0.80%        1.06%        1.07%        1.25%       1.25%+
  Net investment income................................     3.06         3.58         3.88         4.29        3.86+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       51%          68%          39%          25%         32%
--------------------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1998, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1998:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          Social Awareness Stock Portfolio..................  91.05%
          Utilities Portfolio...............................  70.08

     - Total long-term capital gain distributions paid:

          U.S. Government Securities Portfolio..............  $753,756
          Social Awareness Stock Portfolio..................   535,746
          Utilities Portfolio...............................   466,835

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

     Utilities Portfolio....................................   3.17%
     U.S. Government Securities Portfolio...................  23.83

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                            MUTUAL MANAGEMENT CORP.

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-99)